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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 22, 2004


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                             ANTARES RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

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           New York                  000-3926            13-1950459
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(State or other jurisdiction       (Commission         (IRS Employer
     of incorporation)             File Number)      Identification No.)



                           7900 Glades Road, Suite 610
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                              Boca Raton, FL 33434
               (Address of principal executive offices) (Zip Code)


                 (561) 558-0165 (Registrant's telephone number,
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                              including area code)


                                 Not Applicable
                         (Former name or former address,
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                         if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                           FORWARD LOOKING STATEMENTS

         Certain statements and information included in this Current Report constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words or phrases "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "projected," "intends to" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, known and unknown, and uncertainties, including, but not limited to, the ability of the Company to obtain bankruptcy court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time, potential adverse publicity surrounding the Chapter 11 proceeding, the ability of the Company to obtain and comply with obligations and covenants in the debtor-in-possession ("DIP") financing documents to the extent the Company determines to obtain DIP financing, the ability of the Company to fund its working capital needs through the expiration of the DIP financing and thereafter, the potential adverse impact of the Chapter 11 proceeding on the Company's liquidity or results of operations, the ability of the Company to obtain and maintain adequate relationships with vendors and customers and manage relationships with its creditors and other lenders, the ability of the Company to attract and motivate key employees in the future, potential actions of regulatory authorities which govern the Company's operations, including the potential for delisting by the Securities and Exchange Commission ("SEC") and the potential for other litigation resulting from the Company's activities prior to Bankruptcy, the ability of the Company to get its charter reinstated in the State of New York, the Company's prospects for the future, the ability of the Company to develop, prosecute, confirm and consummate its plan of reorganization with respect to the Chapter 11 proceeding, the Company's ability to implement its plan of reorganization and obtain adequate post-bankruptcy financing or other capital on commercially acceptable terms, economic conditions, changes in laws or regulations and other risks described in the Company's reports filed with the SEC. Such factors could materially adversely affect the Company's future financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed within this Current Report or other SEC reports. It is currently anticipated that, additional discussion of such factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations will be contained in the Company's future filings with the SEC.


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ITEM 1.03    BANKRUPTCY OR RECEIVERSHIP.

         On June 22, 2004, certain creditors of Antares Resources Corp. ("Antares" or the "Company") filed an involuntary petition against the Company for relief under Chapter 11 of the United States Bankruptcy Code (the "Code") with the United States Bankruptcy Court for the Middle District of Florida (the "Bankruptcy Court"), Case No. 3:04 bk-06408-JAF. On November 16, 2004, upon consideration of the involuntary petition and that the Company did not file an answer or responsive pleading within the required period under the Code, the Bankruptcy Court entered an order granting relief (the "Order for Relief") under the Code. Upon the Order for Relief, the Bankruptcy Court assumed jurisdiction over the assets of the Company. From November 16, 2004 to April 26, 2005, the Company operated its businesses as a debtor-in-possession pursuant to Sections 1107(a) and 1108 of the Code. On April 26, 2005, the Bankruptcy Court entered an order approving the petitioning creditors' motion to appoint a Chapter 11 trustee, pursuant to which Michael P. Phelan was appointed as Chapter 11 Trustee (the "Trustee") for the Company under Section 1104(a) of the Code. Mr. Phelan is General Manager of Michael Moecker & Associates, Inc. ("MM&A"), a firm specializing in assisting companies that are in insolvency proceedings. MM&A personnel, including Mr. Phelan, have served as trustee, examiner, liquidating trustee or creditor agent in numerous Chapter 11 cases. They have also served as assignee in Florida and California Assignment for the Benefit of Creditor proceedings, which are similar to bankruptcies. MM&A was founded in 1992. Mr. Phelan has been associated with MM&A since 1999.


ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 26, 2005, upon application by the Trustee, the Bankruptcy Court entered an order appointing Weinberg & Co. ("Weinberg") as the Company's independent public accountant. The Company has not had independent public accountants in the two most recent fiscal years and until May 26, 2005.

         During the two most recent fiscal years and until May 26, 2005, the Company has not consulted with Weinberg regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that Weinberg concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 8.01    OTHER EVENTS.

         On July 25, 2005, the Trustee filed on behalf of the Company a monthly financial report (the "Report") with the Bankruptcy Court in connection with the Company's voluntary petition for reorganization under Chapter 11 of the Code. The Report sets forth certain financial information regarding Antares for the period from June 1, 2005 to June 30, 2005. The Report is included with this Current Report as Exhibit 99.1, and is incorporated by reference into this Item 8.01.

         THE REPORT CONTAINS FINANCIAL INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, IS NOT PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. THE COMPANY CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE REPORT WHICH CONTAINS UNAUDITED INFORMATION AND IS IN A FORMAT PRESCRIBED BY THE APPLICABLE BANKRUPTCY LAWS. THERE CAN BE NO ASSURANCE THAT THE REPORT IS COMPLETE. THE REPORT ALSO CONTAINS INFORMATION FOR A PERIOD THAT MAY BE SHORTER OR OTHERWISE DIFFERENT FROM THOSE CONTAINED IN THE COMPANY'S REPORTS FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT").

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         On August 11, 2005, Antares was informed by the Staff of the SEC that it is one of a number of companies to be included in an omnibus recommendation to deregister the Company's securities under Section 12(j) of the SEC's Administrative Procedures and suspend trading of the Company's securities on the Pink Sheets under the, arising from it being delinquent in its Exchange Act filings for more than five years. Antares has retained an independent public accountant and special securities counsel to assist in preparing its SEC filings.

         The Company is also in the process of getting its charter reinstated in the State of New York. The Company's charter was revoked due to failure to pay all required taxes.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.

                  Not applicable.


         (b) Pro forma financial information.

                  Not applicable.

          (c)     Exhibits.

                  The following exhibit is filed herewith:


                   Exhibit
                   Number        Description
                   -------       -----------
                   99.1          Monthly financial report for the period from
                                 June 1, 2005 to June 30, 2005.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ANTARES RESOURCES CORP.
                                                  (Registrant)


Date:    August 18, 2005                          By:  /s/ Michael P. Phelan
                                                       -------------------------
                                                       Name:  Michael P. Phelan
                                                       Title: Chapter 11 Trustee


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                                  EXHIBIT INDEX


   Exhibit
    Number       Description
   -------       -----------
    99.1         Monthly financial report for the period from June 1, 2005 to
                 June 30, 2005.